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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 26, 2001

                              WHIRLPOOL CORPORATION
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             (Exact name of registrant as specified in its charter)


          Delaware                    1-3932                  38-1490038
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(State or other jurisdiction     (Commission File          (I.R.S. Employer
      of incorporation)               Number)             Identification No.)




               2000 M63 North, Benton Harbor, Michigan     49022-2692
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              (Address of principal executive officers)    (Zip Code)


                                 (616)-923-5000
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               Registrant's telephone number, including area code

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Item 5.   Other Events
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                Effective November 26, 2001, David L. Swift joined Whirlpool
Corporation as Executive Vice President, North America Region. Michael Todman, formerly Executive Vice President for the North America Region, assumed the position of Executive Vice President and President of Whirlpool Europe.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WHIRLPOOL CORPORATION
                                        Registrant

Date: November 30, 2001                 By: /s/ Robert T. Kenagy
                                            -------------------------------
                                            Name:  Robert T. Kenagy
                                            Title: Corporate Secretary